Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2018 October 30, 2018 EXHIBIT 99.1

Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; any inability to manage our energy obligations with available supply; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments; the impact of pending and any future rate case proceedings; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; and the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at https://investor.pseg.com/rss.

PSEG 2018 Q3 Review

PSEG Q3 2018 Highlights Third Quarter Results Net Income per share of $0.81 up 4% vs. $0.78 in Q3 2017 Non-GAAP Operating Earnings* per share of $0.95 up 16% vs. $0.82 in Q3 2017 PSE&G Earnings per share up 10% from growth in T & D investment and weather PSEG Power non-GAAP Operating Earnings* per share improved driven by lower taxes Updating 2018 non-GAAP Operating Earnings guidance to $3.05 - $3.15 per share Operational Excellence Nuclear achieved an average capacity factor of 93% for Q3 and YTD; the CCGT fleet ran at a capacity factor of 68% in Q3 PSE&G maintained high system reliability throughout second hottest third quarter on record Disciplined Investment – Producing Results PSEG on track to invest ~$3.6 billion in 2018: $2.8 billion at PSE&G, $0.7 billion at Power Regulatory/Legislative Focus: PSE&G settled its Distribution Rate Case in October; Clean Energy Future (CEF) programs filed; Energy Strong II pending before the Board of Public Utilities (BPU); Zero Emission Certificate (ZEC) public hearings concluded Major Capital Initiatives: PSEG Power CCGT construction program expected to conclude with Bridgeport Harbor 5 completion in mid-2019; GSMP II investments to begin in 2019 * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Q3 Results Summary Quarter ended September 30 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 412 $ 395 Reconciling Items 69 22 Operating Earnings (non-GAAP)* $ 481 $ 417 EPS from Net Income $ 0.81 $ 0.78 EPS from Operating Earnings (non-GAAP)* $ 0.95 $ 0.82

PSEG Year-to-Date Summary Nine Months ended September 30 * See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 1,239 $ 618 Reconciling Items 59 581 Operating Earnings (non-GAAP)* $ 1,298 $ 1,199 EPS from Net Income $ 2.44 $ 1.22 EPS from Operating Earnings (non-GAAP)* $ 2.56 $ 2.36

Growth in utility infrastructure investment and tax reform expected to drive earnings ~6% higher than 2017 PSEG Updating 2018 Full-Year Guidance and Adjusting Subsidiary Contribution Ranges Non-GAAP Operating Earnings* Contribution by Subsidiary 2017 Actual and 2018 Updated Guidance * See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Based on the mid-point of updated 2018 non-GAAP Operating Earnings guidance of $3.05 - $3.15 per share. E = Estimate. $3.05 - $3.15E PSE&G represents approximately two-thirds of 2018 Operating Earnings Guidance Subsidiary contributions adjusted to reflect an increased contribution from PSE&G, balancing lower expected results at PSEG Power and Enterprise/Other

PSEG 2018 Q3 Operating Company Review

PSEG – Q3 Results by Subsidiary GAAP Net Income/(Loss) 2018 2017 Change PSE&G $ 0.54 $ 0.49 $ 0.05 PSEG Power $ 0.25 $ 0.27 $ (0.02) PSEG Enterprise/Other $ 0.02 $ 0.02 $ - Total PSEG $ 0.81 $ 0.78 $ 0.03 Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 0.54 $ 0.49 $ 0.05 PSEG Power $ 0.39 $ 0.31 $ 0.08 PSEG Enterprise/Other $ 0.02 $ 0.02 $ - Total PSEG $ 0.95 $ 0.82 $ 0.13 *See Slide A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power and PSEG Enterprise/Other. PSEG Q3 EPS Summary – Quarter ended September 30

PSEG EPS Reconciliation – Q3 2018 versus Q3 2017 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. Transmission 0.02 GSMP & Energy Strong 0.02 Weather 0.03 Volume & Demand 0.01 Distribution O&M (0.02) Pension & OPEB** 0.02 Depreciation, Interest, Taxes & Other (0.03) Capacity 0.05 Re-contracting & Market (0.10) Higher Volumes 0.06 O&M (0.01) Depreciation & Interest (0.04) Taxes & Other 0.12 $ / share $0.81 Interest Expense, Taxes & Other

PSEG – Year-to-Date Results by Subsidiary GAAP Net Income/(Loss) 2018 2017 Change PSE&G $ 1.63 $ 1.49 $ 0.14 PSEG Power $ 0.79 $ (0.26) $ 1.05 PSEG Enterprise/Other $ 0.02 $ (0.01) $ 0.03 Total PSEG $ 2.44 $ 1.22 $ 1.22 Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 1.63 $ 1.49 $ 0.14 PSEG Power $ 0.88 $ 0.80 $ 0.08 PSEG Enterprise/Other $ 0.05 $ 0.07 $ (0.02) Total PSEG $ 2.56 $ 2.36 $ 0.20 *See Slide A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Power and PSEG Enterprise/Other. PSEG YTD EPS Summary – Nine Months ended September 30

PSEG EPS Reconciliation – YTD 2018 versus YTD 2017 Transmission 0.08 GSMP & Energy Strong 0.06 Weather 0.04 Volume & Demand 0.02 Distribution O&M (0.04) Pension & OPEB** 0.06 Depreciation, Interest, Taxes & Other (0.08) Capacity 0.10 Re-contracting & Market (0.24) Gas Send-out 0.01 Volumes 0.04 O&M (0.04) Taxes & Other 0.21 Interest Expense, Taxes & Other $ / share *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. Note: Prior quarter results may not add to year-to-date totals due to rounding.

PSE&G 2018 Q3 Review

PSE&G EPS Reconciliation – Q3 2018 versus Q3 2017 *Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. $ / share Transmission 0.02 GSMP & Energy Strong 0.02 Weather 0.03 Volume & Demand 0.01 Distribution O&M (0.02) Pension & OPEB* 0.02 Depreciation, Interest, Taxes & Other (0.03)

PSE&G – Q3 2018 warmer than normal weather

PSE&G Monthly Weather Summary

2018 vs. 2017 vs. Normal


Monthly Temperature Humidity Index (THI)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
THI
2018
2017
Normal
5,464
5,112
5,267
6,296
3,540
4,669
3,199
2,448
2,067
July
August
September


Total Hours at 90°F or Higher
150
125
100
75
50
25
0
23
66
45
5
4
41
6
31
64
2018
2017
Normal
July
August
September

Q3 2018 temperature-humidity index was ~35% higher than Q3 2017 and ~25% higher than normal

Q3 2018 total hours at or above 90°F were ~168% higher than Q3 2017 and ~33% higher than normal

16

Clean Energy Future Clean Energy Future, totaling ~$3.6 Billion over 6 years, seeks to provide cost-effective and innovative solutions supporting NJ’s clean energy goals Energy Efficiency: Residential and C&I programs to lower energy bills and combat climate change Savings support 2% electric and 0.75% gas savings consistent with NJ Clean Energy Legislation Customer benefits exceed costs Electric Vehicles: “Smart” electric vehicle infrastructure: residential, workplace, multi-family, travel corridors Energy Storage: Utility-scale systems to defer traditional distribution investment, enable additional solar, and enhance critical infrastructure resiliency Energy Cloud: Advanced Metering Infrastructure (AMI): Accelerated roll-out of 2.2 million electric meters and supporting infrastructure. Compelling customer benefits. 6-year investment program starting in 2019 Seeking contemporaneous recovery Contingent on approval of lost revenue recovery mechanism

Distribution Rate Case Settlement Approved

- New rates become effective November 1, 2018
- Bill impact is generally <1% per rate class. Typical residential combined electric & gas customer bills are ~30% lower versus 2008 in nominal dollars

Key Terms

- ROE of 9.6%; 54% equity ratio
- Rate Base of $9.5B: $5.5B Electric and $4.0B Gas
- Base revenues include recovery of deferred storm costs (~$50M/year)
- Tax Adjustment Clause – Two tax items flowed back to customers, with a return on the portion related to rate base:
  - Excess deferred taxes – Unprotected over five years; Protected via ARAM
  - 'Safe Harbor Adjusted Repair Deduction' (SHARE) - Ongoing and 1/3 of historic balance
- Rate design changes:
  - Higher monthly fixed service charges for electric and gas bring us more in line with other NJ utilities
  - Decoupling/lost revenues to be addressed in CEF filings

Annual Revenue Impact ($ millions)	Electric	Gas	Total
Base Revenue	$89	$123	$212
Tax Adjustment Clause	(80)	(145)	(225)
Net Revenue Change	$9	$(22)	$(13)

Note: ROE= Return on Equity, ARAM = Average Rate Assumption Method

18

PSE&G – Q3 Operating Highlights Q3 2018 electric sales up ~6% on weather that was 35% warmer than Q3 2017 and 25% warmer than normal Weather normalized electric sales were flat for the trailing 12 month period ending September 30 Filed for 2019 FERC Formula Rate increase of approximately $100 million to be effective January 1, 2019, reflects increase in transmission investment; Additional filing to return excess deferred taxes Distribution Rate Case settlement approved by NJ BPU, a positive outcome that benefits PSE&G and provides customers with rate stability Typical residential combined electric and gas customer bills are ~30% lower since 2008 in nominal dollars Rates go into effect November 1st Filed Clean Energy Future programs, totaling $3.6 billion including $0.7 billion in Energy Cloud/AMI investment Energy Strong II filing, which proposes $2.5 billion investment over 5 years, is pending before the BPU Operations Regulatory and Market Environment PSE&G invested $2.3 billion during the first nine months of 2018, on track to invest $2.8 billion for the year PSE&G’s Q3 2018 earnings increased by $0.05 per share, or 10% In September, PSE&G issued $325 million of 5-year Medium-Term Notes (MTNs) at 3.25% and $325 million of 10-year MTNs at 3.65%; and retired $350 million of 2.30% MTNs PSE&G’s 2018 Net Income guidance range has been updated to $1,055 million - $1,070 million, from $1,000 million - $1,030 million as a result of stronger sales mostly due to warmer than normal summer weather Financial

PSEG Power 2018 Q3 Review

PSEG Power EPS Reconciliation – Q3 2018 versus Q3 2017 *See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power. $ / share Capacity 0.05 Re-contracting & Market (0.10) Higher Volumes 0.06 O&M (0.01) Depreciation & Interest (0.04) Taxes & Other 0.12

Quarter ended September 30 2017 2018 Combined Cycle 51.0% 68.2% Coal** PA 73.9% 78.6% CT 1.3% 3.1% Nuclear 96.1% 92.7% PSEG Power – Q3 Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 13,304 16,541 PSEG Power – Capacity Factors (%) Quarter ended September 30 ($ millions) 2017 2018 Gas $ 63 $ 141 Oil - 1 Coal 27 30 Total Fossil 90 172 Nuclear 51 48 Total Fuel Cost $ 141 $ 220 Total Generation (GWh) 13,304 16,541 $ / MWh 10.60 13.30 PSEG Power – Fuel Costs Oil

Nine Months ended September 30 2017 2018 Combined Cycle 49.3% 52.5% Coal** PA 79.6% 80.2% CT 3.8% 10.1% Nuclear 95.2% 92.9% PSEG Power – YTD Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 39,090 41,582 PSEG Power – Capacity Factors (%) Nine Months ended September 30 ($ millions) 2017 2018 Gas $ 222 $ 297 Oil 2 27 Coal 92 107 Total Fossil 316 431 Nuclear 153 143 Total Fuel Cost $ 469 $ 574 Total Generation (GWh) 39,090 41,582 $ / MWh 12.00 13.80 PSEG Power – Fuel Costs Oil

PSEG Power – Gross Margin Performance Quarter ended September 30 Higher gas prices compressed Power’s spark spread Higher generation due to commencement of Keys and Sewaren 7 commercial operation and increased market demand Capacity revenues up vs. Q3 2017 reflecting a step-up in PJM and ISO-NE capacity pricing to an average of $205 and $314 MW/day, respectively Regional Performance Region Q3 Gross Margin ($M) Q3 2018 Performance PJM $495 Keys and Sewaren 7 commercial operations, higher capacity prices and higher market demand partially offset by re-contracting and lower spark spreads New England $24 Higher generation, market prices and capacity prices New York $22 Lower market demand partially offset by higher prices PSEG Power Gross Margin ($/MWh)

Hedging Update Contracted Energy* * Hedge percentages and prices as of September 28, 2018 and reflect revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Oct – Dec 2018 2019 2020 Base Load (Nuclear and Base Load Coal) Volume TWh 9 35 36 % Hedged 100% 100% 75-80% Price $/MWh $37 $36 $36 Intermediate, Combined Cycle, Peaking Volume TWh 4-6 23-25 27-29 % Hedged 55-60% 35-40% 0% Price $/MWh $37 $36 $- Total Volume TWh 13-15 58-60 62-64 % Hedged 80-85% 70-75% 40-45% Price $/MWh $37 $36 $36

2018 expected generation output modestly increased to 54 – 56 TWh on higher market demand Power submitted comments largely supporting PJM’s capacity redesign proposals ZEC public hearings have been completed; Power anticipates submitting applications for its three NJ nuclear units in December Fast-start market price reform remains pending, with PJM targeted implementation anticipated in 2019 PSEG Power – Q3 Operating Highlights Q3 output up 24% as Sewaren 7 and Keys Energy Center commenced commercial operations Nuclear achieved an average capacity factor of 93% in Q3 and YTD; the CCGT fleet ran at a capacity factor of 68%, producing 7.0 TWh of energy; and the Coal fleet achieved a 79% capacity factor, producing 1.3 TWh of energy Operations Regulatory and Market Environment Financial Power’s total debt as a percentage of capitalization at September 30 was 34% Power’s 2018 guidance ranges for non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA have been updated to $465 million - $500 million and $1,045 million - $1,100 million from $485 million - $560 million and $1,075 million - $1,180 million, respectively, reflecting lower realized margins from Power’s portfolio

PSEG

PSEG Financial Highlights Updating 2018 (non-GAAP) Operating Earnings guidance to $3.05 - $3.15 per share, and adjusted subsidiary contribution ranges PSEG’s 5-Year capital spending forecast of $14 billion - $17.5 billion over the 2018 - 2022 period, 90% directed at PSE&G capital program PSE&G capital spend forecast of $12 billion - $16 billion supports expected annual growth in rate base of 8% - 10% over 2018 - 2022 Clean Energy Future filings made, totaling $3.6 billion over 6 years Energy Strong II, totaling $2.5 billion over 5 years, pending PSEG Power’s capital program nearing completion with Bridgeport Harbor 5 targeted mid-2019 in-service Financial position remains strong: PSEG is a net beneficiary from the Tax Cut and Jobs Act No need to issue equity to finance capital program; credit metrics support additional balance sheet capacity Debt as a percentage of capitalization was 51% at September 30 Opportunity for consistent and sustainable dividend growth

Updating PSEG 2018 Guidance - By Subsidiary $ millions (except EPS) 2018E 2017 PSE&G $1,055 - $1,070 $963 PSEG Power (non-GAAP)* $465 - $500 $505 PSEG Enterprise/Other $25 - $25 $20 Operating Earnings (non-GAAP)* $1,545 - $1,595 $1,488 Operating EPS (non-GAAP)* $3.05 - $3.15E $2.93 Segment Operating Earnings Guidance and Prior Results (non-GAAP, as noted)* $ millions 2018E 2017 PSEG Power $1,045 - $1,100 $1,172 Adjusted EBITDA (non-GAAP)* See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP). E = Estimate.

PSEG Liquidity as of September 30, 2018 * * Letter of Credit will be terminated during the fourth quarter of 2018

Reconciliation of Non-GAAP Operating Earnings A Please see slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). Includes the financial impact from positions with forward delivery months. Income tax effect calculated at 28.11% for 2018 and 40.85% statutory rate for 2017, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Reconciliation of Non-GAAP Operating Earnings B Income tax effect calculated at a combined leveraged lease effective tax rate. Please see slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA C Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). Includes the financial impact from positions with forward delivery months. Income tax effect calculated at 28.11% for 2018 and 40.85% statutory rate for 2017, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest. Please see slide 3 for an explanation of PSEG’s use of Operating Earnings and adjusted EBITDA as a non-GAAP financial measure and how it differs from Net Income.